EXHIBIT 4.1

SPECIMEN STOCK CERTIFICATE
[SHARES]
[NUMBER]	GENERAL MARITIME CORPORATION	CUSIP [______]
COMMON STOCK		SEE REVERSE FOR
$0.01 PAR VALUE		CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS
THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF GENERAL
MARITIME CORPORATION
transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed.
This certificate and the shares represented hereby are issued and shall be held subject to the laws of the Republic of the Marshall Islands and the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents.
This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers, and a facsimile of its corporate seal hereunto affixed.
DATED:

Chief Administrative Officer and Treasurer	Chairman, Chief Executive Officer and President
Countersigned and Registered
BNY Mellon Shareowner Services
(Jersey City, NJ)
Transfer Agent
and Registrar
Authorized Officer

GENERAL MARITIME CORPORATION
     STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, RIGHTS, POWERS, RESTRICTIONS, LIMITATIONS, QUALIFICATIONS AND TERMS AND CONDITIONS OF THE STOCK OF EACH CLASS AND OF EACH SERIES AUTHORIZED TO BE ISSUED BY THE CORPORATION BY WRITTEN REQUEST TO THE SECRETARY OF GENERAL MARITIME CORPORATION.
     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	tenants-in-common
TEN ENT	-	as tenants by the entireties
JT TEN	-	as joint tenants with right of survivorship and not as tenants-in-common

UNIF GIFT MIN ACT	—		Custodian
		(Cust)		(Minor)
under, Uniform Gifts to Minors Act

State

UNIF TRAN MIN ACT	—		Custodian
		(Cust)		(Minor)
under, Uniform Transfers to Minors Act

State
Additional abbreviations may also be used though not in the above list.
For value received, ____________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,_________
x _____________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

     THIS SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
SIGNATURE(S) GUARANTEED:
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.